UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2021
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
__________________________

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
_________________________
1411 Broadway
16th Floor
New York, NY 10018
(Address of principal executive offices)
(781) 703-7800
(Registrant’s telephone number, including area code)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 18, 2021, Ascend Wellness Holdings, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2021. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K, which is incorporated into this item by reference.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 18, 2021, the Board of Directors (the “Board”) of the Company appointed Joseph Hinrichs to serve as a director, effective May 18, 2021, with a term expiring at the 2022 annual meeting of stockholders.

Mr. Hinrichs, age 54, most recently served as President, Automotive, at Ford Motor Company. Mr. Hinrichs will serve on our Audit Committee and Compensation and Corporate Governance Committee. Mr. Hinrichs will receive compensation for his service as a non-employee director of the Company as described in the Company’s non-employee director compensation plan. He will also receive an initial service grant of 125,000 shares of Class A common stock, which will vest 50% after one year and 50% after two years following his election to the Board, assuming continued service on the Board.

The Company is not aware of any transactions or series of transactions between Mr. Hinrichs or any members of Mr. Hinrichs’ immediate family and the Company in which Mr. Hinrichs or his immediate family have, or will have, a direct or indirect material interest since the beginning of the last fiscal year.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press release dated May 18, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.
May 18, 2021	/s/ Daniel Neville
Daniel Neville Chief Financial Officer (Principal Financial Officer)